Exhibit 10.13

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4),

200.83 and 230.406

AMENDMENT TO

COLLABORATIVE RESEARCH, DEVELOPMENT

AND LICENSE AGREEMENT

THIS AMENDMENT TO COLLABORATIVE RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT (the “Amendment”) is entered into as of March 27, 2003 (the “Amendment Effective Date”) by and between ACADIA PHARMACEUTICALS INC., a Delaware corporation (“ACADIA”) with offices at 3911 Sorrento Valley Blvd., San Diego, CA 92121, and ALLERGAN SALES LLC a Delaware limited liability company, as successor in interest of VISION PHARMACEUTICALS L.P., a Texas limited partnership (“Allergan”), with offices at 2525 Dupont Drive, Irvine, CA 92623, and ALLERGAN, INC., a Delaware corporation, solely as guarantor of the performance under this Agreement by Allergan.

RECITALS

WHEREAS, the parties previously entered into that certain Collaborative Research, Development and License Agreement, dated September 24, 1997 (the “1997 Agreement”), pursuant to which the parties conducted collaborative research regarding, among other things, receptor selective compounds with the goal of establishing drug discovery programs related to such receptor selective compounds; and

WHEREAS, this Amendment provides for further research on […***…] receptors pursuant to the terms of the 1997 Agreement and the terms set forth below (the “[…***…] Research Program”); and

WHEREAS, ACADIA and Allergan, Inc. are concurrently entering into a new Collaborative Research, Development and License Agreement, dated of even date herewith (the “2003 Agreement”), which shall govern certain aspects of this Amendment as set forth below.

NOW THEREFORE, in consideration of the foregoing and the covenants and premises contained in this Agreement, the parties hereby amend the 1997 Agreement as follows:

1.	[…***…] RESEARCH PROGRAM. The parties agree to continue their efforts under the 1997 Agreement, as amended hereby, with respect only to […***…] receptors and, in that regard, to conduct the […***…] Research Program in accordance with the research plan currently in effect under the 1997 Agreement, as may be updated from time to time by the Joint Research Committee pursuant to Section 3.2 of the 2003 Agreement (the “[…***…] Research Plan”) during the Research Term (as defined in the 2003 Agreement). From and after the Amendment Effective Date, no further work with respect to any receptors or receptor subtypes shall be conducted under the Collaboration (as defined in the 1997 Agreement), other than work with respect to […***…] receptors pursuant to the […***…] Research Program, and all of Allergan’s rights under the 1997 Agreement with respect to such receptors and receptor subtypes (other than […***…] receptors) shall expire upon expiration of the Research Term under the 1997 Agreement, subject to surviving obligations under Section 11.4 of the 1997 Agreement. In addition, all of ACADIA’s rights to any ACADIA Designated Use shall expire as of the date of this Amendment.

* Confidential Treatment Requested

Except as specifically provided in this Amendment, the work conducted under and results of the […***…] Research Program shall be subject to the terms of the 1997 Agreement, as amended hereby, and, to the extent appropriate for such purpose, references in the 1997 Agreement to “Research Plan” shall include the […***…] Research Plan and references in the 1997 Agreement to “Research Term” shall include the Research Term (as defined in the 2003 Agreement) with respect to the […***…] Research Program.

2.	RESEARCH MANAGEMENT. The […***…] Research Program shall be managed by the Joint Research Committee as set forth in Section 2 of the 2003 Agreement.

3.	RESEARCH FUNDING. Research efforts and funding for the […***…] Research Program shall be as provided in Section 8.4 of the 2003 Agreement.

4.	EXCLUSION OF CERTAIN PROVISIONS OF THE 1997 AGREEMENT. Sections 5.3 and 14.8 of the 1997 Agreement are hereby terminated and shall be of no further force and effect.

5.	FULL FORCE AND EFFECT. Except as specifically amended by this Amendment, the 1997 Agreement shall remain in full force and effect. If there is any inconsistency or conflict between any provision in this Amendment and any provision in the 1997 Agreement, the provision in this Amendment shall control.

6.	MISCELLANEOUS. This Amendment may be signed in counterparts, each of which shall be deemed an original, all of which taken together shall be deemed one instrument. This Amendment shall be governed by the laws of the State of California as such laws are applied to contracts entered into or to be performed entirely within such state.

* Confidential Treatment Requested

2.

IN WITNESS WHEREOF, the parties hereto have duly executed this AMENDMENT TO COLLABORATIVE RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT.

ACADIA PHARMACEUTICALS INC.	ALLERGAN SALES LLC, a Delaware limited liability company, as successor in interest of
VISION PHARMACEUTICALS L.P.,
A Texas limited partnership, dba Allergan, by Allergan General, Inc., its general partner

By:	/s/ ULI HACKSELL	By:	/s/ JL EDWARDS

Name:	Uli Hacksell	Name:	JL Edwards

Title:	CEO	Title:	VP

Guarantee of performance by:

ALLERGAN, INC.

By:	/s/ LESTER J. KAPLAN

Name:	Lester J. Kaplan

Title:	Corp V.P

3.